SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 12, 2017
Date of Report (Date of Earliest Event Reported)

DUPONT FABROS TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-33748 (Commission File Number)	20 - 8718331 (I.R.S. Employer Identification No.)

401 9th Street NW, Suite 600
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)
(202) 728-0044
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 12, 2017, DuPont Fabros Technology, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders, at which six proposals were submitted to its stockholders.

1.    Election of Directors. Each of the following nominees was elected to the Board of Directors of the Company for a one-year term expiring at the Company’s 2018 Annual Meeting of Stockholders and until their successors are elected and qualified. The following table reflects the voting results for each nominee:

Nominee	For	Withheld	Broker Non-Votes
Michael A. Coke	65,731,166	295,166	6,287,916
Lammot J. du Pont	64,667,248	1,359,084	6,287,916
Thomas D. Eckert	65,040,306	986,026	6,287,916
Christopher P. Eldredge	65,893,890	132,442	6,287,916
Frederic V. Malek	65,704,162	322,170	6,287,916
John T. Roberts, Jr.	65,885,316	141,016	6,287,916
Mary M. Styer	65,882,474	143,858	6,287,916
John H. Toole	65,705,053	321,279	6,287,916

2.    Amendment to Articles of Incorporation. The stockholders approved an amendment to the Company’s Articles of Incorporation to allow stockholders to amend the Company’s Bylaws by the following vote:

For	Against	Abstain	Broker Non-Votes
65,957,403	26,323	42,606	6,287,916

3.    Amended and Restated 2011 Equity Incentive Plan. The stockholders approved the Amended and Restated 2011 Equity Incentive Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
61,749,920	4,197,632	78,780	6,287,916

4.    Advisory Vote on Executive Compensation (Say-On-Pay Vote). The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2017 Annual Meeting of Stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
63,884,690	2,056,013	85,629	6,287,916

5.    Advisory Vote on Frequency of Say-On-Pay Votes. The stockholders approved, on an advisory basis, having an advisory vote on executive compensation every year by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
59,225,528	66,495	6,615,398	118,911	6,287,916

6.    Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
71,606,128	656,293	51,827	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT FABROS TECHNOLOGY, INC.

June 15, 2017	/s/ Richard A. Montfort, Jr.
Richard A. Montfort, Jr.

Executive Vice President, General Counsel and Secretary